UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 7, 2017

KINGSWAY FINANCIAL SERVICES INC.
(Exact Name of Registrant as Specified in Its Charter)

Ontario, Canada (State or Other Jurisdiction of Incorporation)	001-15204 (Commission File Number)	Not Applicable (IRS Employer Identification No.)

45 St. Clair Ave. West, Suite 400, Toronto, Ontario, Canada M4V 1K9
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (416) 848-1171

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 7, 2017, Kingsway Financial Services Inc. (the “Company”) issued a press release regarding its financial results for the second quarter ended June 30, 2017. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

On August 8, 2017, the Company will host a conference call to provide an investor update. The presentation materials to be used in connection with the conference call are furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K provided under this Item 2.02 and Exhibits 99.1 and 99.2 attached hereto is being furnished to, and shall not be deemed “filed” with, the U.S. Securities and Exchange Commission or incorporated by reference into the Company’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Exhibit Description

99.1	Press Release titled “Kingsway Announces Second Quarter 2017 Results”
99.2	Investor Update dated August 8, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINGSWAY FINANCIAL SERVICES INC.

August 8, 2017	By:	/s/ Larry G. Swets, Jr.
Larry G. Swets, Jr.
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description

99.1	Press Release titled “Kingsway Announces Second Quarter 2017 Results”
99.2	Investor Update dated August 8, 2017